SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

LARGE-CAP GROWTH PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Large-Cap Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

In the Principal Investment Strategies subsection, the last sentence of the first paragraph is deleted.

1